SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:

July 13, 2004

(Date of earliest event reported)

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	0-28386	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, Washington 98119

(206) 282-7100

(Address including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Items 5. Other Events and Required FD Disclosure.

On July 13, 2004 Cell Therapeutics, Inc. (“CTI”) announced that KPMG S.p.A. (“KPMG”) informed CTI that KPMG had concluded that KPMG did not comply with U.S. rules for auditor independence in connection with its audits of and reports on the financial statements of Novuspharma S.p.A. (Novuspharma) as of and for the years ended December 31, 2003, 2002 and 2001 and for the period from January 1, 1999 (inception) to December 31, 2003.

As stated in the attached press release, KPMG was at all relevant periods Novuspharma’s and not CTI’s auditor. CTI acquired Novuspharma by merger on January 1, 2004. KPMG has informed CTI that it believes that KPMG was not independent from Novuspharma for purposes of U.S. generally accepted auditing standards during the periods covered by its reports dated (i) March 12, 2004 with respect to the balance sheets of Novuspharma as of December 31, 2003 and 2002, and the related statements of operations, shareholders’ equity, and cash flows for each of the years in the three year period ended December 31, 2003 and for the period from January 1, 1999 (inception) to December 31, 2003 and (ii) dated June 23, 2003 (reissued on August 6, 2003) with respect to the balance sheets of Novuspharma as of December 31, 2002 and 2001, and the related statements of operations, shareholders’ equity, and cash flows for each of the years in the three year period ended December 31, 2002 and for the period from January 1, 1999 (inception) to December 31, 2002.

In its letter to CTI, KPMG has asked CTI to inform investors and others that they should not rely on the KPMG reports to the extent that these reports state or imply that KPMG was “independent” of Novuspharma within the meaning of U.S. generally accepted auditing standards. Investors and others should no longer rely on the KPMG reports to the extent that they state or imply that KPMG was independent of Novuspharma within the meaning of U.S. generally accepted auditing standards during the periods covered by the KPMG reports. KPMG has not notified CTI of any concerns with respect to those financial statements under U.S. generally accepted accounting principles, and is not taking any action with respect to its reports on the financial statements of Novuspharma under Italian generally accepted auditing standards. KPMG apparently came to its conclusion because an affiliate of KPMG, KPMG Fides Fiduciaria S.p.A., provided certain payroll services to Novuspharma during the periods covered by the KPMG reports.

CTI has asked Reconta Ernst & Young S.p.A. (“Ernst & Young”), to reaudit Novuspharma’s financial statements for the periods covered by the KPMG reports. Ernst & Young has completed its reaudit of Novuspharma for such periods, and those financial statements and Ernst & Young’s unqualified independent auditors report thereon are included as Exhibit 99.2 to this Form 8-K. The refiled Novuspharma financial statements do not differ in any respect from the Novuspharma financial statements on file except to correct typographical and grammatical errors and to update footnotes for factual changes.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

23.1	Consent of Reconta Ernst & Young S.p.A., Independent Registered Public Accounting Firm.
99.1	Press Release issued on July 13, 2004.
99.2	Financial Statements of Novuspharma S.p.A., including report of Reconta Ernst & Young S.p.A.
99.3	Letter from KPMG S.p.A. to Cell Therapeutics, Inc., dated July 7, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: July 13, 2004	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance and Administration (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number

23.1	Consent of Reconta Ernst & Young S.p.A., Independent Registered Public Accounting Firm.
99.1	Press Release issued on July 13, 2004.
99.2	Financial Statements of Novuspharma S.p.A., including report of Reconta Ernst & Young S.p.A.
99.3	Letter from KPMG S.p.A. to Cell Therapeutics, Inc., dated July 7, 2004.